REVERSE MERGER (Details) (USD $)	Sep. 30, 2013	Dec. 31, 2012
Reverse Merger Details
Consideration - issuance of securities	$ 4,800,000	$ 4,800,000
Cash	35	35
Goodwill	4,799,965	4,799,965
Total purchase price	$ 4,800,000	$ 4,800,000